                                  Exhibit 10.2

                    BOETTCHER VENTURE CAPITAL PARTNERS, L.P.
                             (A Limited Partnership)

                         Statement of Operations For the
              Period from January 1, 1998 through December 31, 1998
                                   (Unaudited)

Investment Income:
     Interest and dividends from
       short-term and portfolio
       investments                                                 $ 119,520
                                                                   ---------

Expenses:
     Professional fees                                                30,868
     Other expenses                                                    7,237
                                                                   ---------

Total expenses                                                        38,105
                                                                   ---------

Net investment gain                                                   81,415

Realized gain on sale of portfolio
  investments                                                         12,500
                                                                   ---------

Net investment loss and realized gain
  allocable to partners                                               93,915

Net change in unrealized appreciation
  of portfolio investments                                                 -
                                                                   ---------

Net increase (decrease) in net assets                              $  93,915
                                                                   =========

Net investment gain (loss) per unit of
  Limited partner interest                                         $    8.78
                                                                   =========

Weighted average number of limited
  partnership units outstanding                                       10,694
                                                                   =========

See accompanying notes to financial statements.

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